UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2024

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2024, Agrify Corporation (the “Company”) issued a junior secured promissory note (the “Junior Note”) in favor of CP Acquisitions, LLC (“CP”), an entity that is owned and managed by Raymond N. Chang, the Company’s Chairman and Chief Executive Officer, and I-Tseng Jenny Chan, a member of the Company’s Board of Directors. Pursuant to the Junior Note, CP will lend up to $1,500,000 to the Company. The Junior Note bears interest at a rate of 10% per annum, will mature in full on July 1, 2025, and may be prepaid without any fee or penalty. The Junior Note is secured by the Company’s assets and ranks junior to existing secured indebtedness of the Company. The Junior Note may be converted into common stock of the Company or, at CP’s election, pre-funded warrants with an exercise price of $0.001 per share (the “Pre-Funded Warrants”), in each case at a conversion price of $0.2633.

The foregoing summaries of the Junior Note and the form of Pre-Funded Warrant do not purport to be complete, and are qualified in their entirety by reference to copies of the Junior Note and the form of Pre-Funded Warrant, which are filed as Exhibits 4.1 and 4.2 hereto, respectively.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Junior Note is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Junior Note is incorporated herein by reference into this Item 3.02.

The Junior Note and the shares of common stock and/or Pre-Funded Warrants underlying the Junior Note (collectively, the “Securities”) were, and will be, offered and sold in transactions exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. CP is an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock, notes, or any other securities of the Company.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 14, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with management of the Company, concluded that the Company’s previously issued unaudited condensed consolidated interim financial statements as of and for the fiscal quarter ended March 31, 2024 included in the Company’s Quarterly Report on Form 10-Q for such period should no longer be relied upon. Similarly, earnings releases and investor communications describing the financial statements for the period described above should no longer be relied upon.

The Company identified errors in the accounting for a settlement entered into by the Company with Mack Molding Company which became effective in the first quarter of 2024. The Company determined the accounting for the settlement agreement in the first quarter of 2024 was not appropriate. Therefore, the Company misstated notes payable, current, notes payable, net of current, accumulated deficit and total stockholders’ equity (deficit), on the face of the unaudited condensed consolidated balance sheet as of March 31, 2024, and cost of goods sold, general and administrative expenses, gain on settlement of contingent liabilities, and interest income (expense), net, on the unaudited condensed consolidated statement of operations, for the three months ended March 31, 2024.

Based on the foregoing determination, the Company will correct the material misstatements in the Company’s previously issued unaudited condensed consolidated interim financial statements as of and for the fiscal period ended March 31, 2024 in an amended quarterly report for the affected periods.  The Company intends to file such amended reports as soon as practicable.

The Audit Committee discussed the matters described in this Item 4.02 with GuzmanGray, the Company’s independent registered public accounting firm.

Forward-Looking Statements

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of the Company’s past financial statements and the expected timing of filing of the Company’s amended Quarterly Report on Form 10-Q. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s other filings with the SEC. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Junior Secured Convertible Promissory Note dated as of August 14, 2024
4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 22, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: August 14, 2024	By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer

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